Brookdale Senior Living Inc.
Corporate Overview - selected financial information
As of June 30, 2009

Corporate Overview
Brookdale Senior Living Inc. ("BKD") is a leading owner and operator of senior living communities throughout the United States.  The Company is committed to providing an exceptional living experience through properties that are designed, purpose-built and operated to provide the highest-quality service, care and living accommodations for residents.  Currently the Company owns and operates independent living, assisted living, and dementia-care communities and continuing care retirement centers, with 546 communities in 35 states and the ability to serve approximately 52,000 residents.

Stock Listing
Common Stock
NYSE: BKD

Community Information

Ownership Type	Number of Facilities	Number of Units/Beds	Percentage of Q2 2009 Revenues	Percentage of Q2 2009 Facility Operating Income	Percentage of YTD 2009 Revenues	Percentage of YTD 2009 Facility Operating Income
Owned	167	18,534	39.4%	38.5%	39.5%	38.0%
Leased	358	29,001	60.3%	60.8%	60.2%	61.2%
Managed	21	4,309	0.3%	0.7%	0.3%	0.8%
Total	546	51,844	100.0%	100.0%	100.0%	100.0%

Operating Type
Retirement Centers	85	15,258	27.0%	31.8%	27.0%	31.7%
Assisted Living	405	20,807	43.4%	43.1%	43.6%	43.4%
CCRCs	35	11,470	29.3%	24.4%	29.1%	24.1%
Managed	21	4,309	0.3%	0.7%	0.3%	0.8%
Total	546	51,844	100.0%	100.0%	100.0%	100.0%

CFFO Per Share ($)

($ except where indicated)	FY 2008					FY 2009
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2
Reported CFFO	$0.38	$0.36	$0.22	$0.32	$1.28	$0.49	$0.50
Add: hurricane costs	-	-	0.04	0.01	0.05	-	-
Add: non-recurring, integration and system costs	0.03	0.10	0.04	0.02	0.19	-	-
Adjusted CFFO	$0.41	$0.46	$0.30	$0.35	$1.52	$0.49	$0.50

Weighted Average Shares	101,995	101,856	101,398	101,424	101,667	101,738	106,042

Investor Relations

Ross Roadman
SVP, Investor Relations
Brookdale Senior Living
111 Westwood Place, Suite 200
Brentwood, TN 37027
Phone (615) 376-2412
rroadman@brookdaleliving.com

Note: See accompanying second quarter earnings release for non-GAAP financial measure definitions and reconciliations.

Brookdale Senior Living Inc.
Operating Segment Info
As of June 30, 2009

Selected Segment Operating and Other Data as Reported in the 10Q

	FY 2008					FY 2009
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2

Retirement Centers
Number of communities (period end)	87	87	87	85	85	85	85
Total units/beds	15,747	15,693	15,710	15,251	15,251	15,258	15,258
Total units/beds excluding equity homes	15,652	15,598	15,615	15,156	15,156	15,163	15,163
Weighted average occupancy	90.5%	89.6%	90.6%	90.2%	90.3%	88.9%	88.7%
Average monthly revenue per unit/bed	$3,191	$3,225	$3,232	$3,276	$3,229	$3,329	$3,355

Assisted Living
Number of communities (period end)	409	410	410	409	409	406	405
Total units/beds	20,906	21,020	21,059	21,021	21,021	20,808	20,807
Weighted average occupancy	89.8%	88.9%	90.2%	90.6%	89.9%	89.6%	89.6%
Average monthly revenue per unit/bed	$3,740	$3,751	$3,723	$3,737	$3,738	$3,895	$3,887

CCRCs
Number of communities (period end)	32	32	32	32	32	35	35
Total units/beds	10,798	10,838	10,871	11,183	11,183	11,474	11,470
Total units/beds excluding equity homes	9,998	10,038	10,076	10,392	10,392	10,679	10,675
Weighted average occupancy	89.4%	88.1%	87.4%	87.2%	87.9%	86.7%	86.2%
Average monthly revenue per unit/bed	$4,699	$4,767	$4,810	$4,864	$4,759	$5,017	$5,128

Consolidated Totals
Number of communities (period end)	528	529	529	526	526	526	525
Total units/beds	47,451	47,551	47,640	47,455	47,455	47,540	47,535
Total units/beds excluding equity homes	46,556	46,656	46,750	46,569	46,569	46,650	46,645
Weighted average occupancy	90.0%	88.9%	89.7%	89.7%	89.6%	88.7%	88.5%
Average monthly revenue per unit/bed	$3,759	$3,791	$3,786	$3,830	$3,791	$3,961	$3,990

Management Services
Number of communities (period end)	22	21	21	22	22	22	21
Total units/beds	4,406	4,296	4,293	4,349	4,349	4,348	4,309
Weighted average occupancy	83.4%	83.7%	85.3%	87.4%	84.9%	86.3%	84.6%

Average Occupancy and Rates based on Average Occupied Units in the Period
The table below represents occupancy based on a consistent treatment of units across all product lines. The table above is a combination of both units and beds.

	FY 2008					FY 2009
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2

Retirement Centers
Number of communities (period end)	87	87	87	85	85	85	85
Total average units	15,623	15,569	15,586	15,127	15,127	15,139	15,139
Weighted average unit occupancy	89.3%	88.4%	88.9%	89.0%	88.9%	87.5%	87.0%
Average monthly revenue per unit	$3,241	$3,274	$3,302	$3,328	$3,286	$3,387	$3,426

Assisted Living
Number of communities (period end)	409	410	410	409	409	406	405
Total average units	19,164	19,169	19,298	19,277	19,277	19,064	19,051
Weighted average unit occupancy	86.5%	85.6%	86.6%	87.2%	86.5%	86.1%	86.0%
Average monthly revenue per unit	$4,235	$4,251	$4,228	$4,234	$4,237	$4,427	$4,426

CCRCs
Number of communities (period end)	32	32	32	32	32	35	35
Total average units	9,998	10,038	10,076	10,392	10,392	10,679	10,675
Weighted average unit occupancy	89.4%	87.9%	87.1%	86.8%	87.8%	86.5%	85.7%
Average monthly revenue per unit	$4,701	$4,779	$4,829	$4,887	$4,799	$5,030	$5,155

Consolidated Totals
Number of communities (period end)	528	529	529	526	526	526	525
Total average units	44,785	44,776	44,960	44,796	44,796	44,882	44,865
Weighted average unit occupancy	88.1%	87.1%	87.5%	87.7%	87.6%	86.6%	86.2%
Average monthly revenue per unit	$3,989	$4,026	$4,036	$4,073	$4,031	$4,215	$4,258

Brookdale Senior Living Inc.
Same Community, Capital Expenditure and ISC Information
As of June 30, 2009

Same Community Information
($ in 000s, except Avg. Mo. Revenue/unit)

	Three Months Ended June 30,			Twelve Months Ended June 30,
	2009	2008	% Change	2009(1)	2008(2)	% Change
Revenue	$473,600	$451,736	4.8%	$1,863,235	$1,789,578	4.1%
Operating Expense	299,368	292,231	2.4%	1,213,629	1,158,112	4.8%
Facility Operating Income	$174,232	$159,505	9.2%	$649,606	$631,466	2.9%
Facility Operating Margin	36.8%	35.3%	1.5%	34.9%	35.3%	-0.4%

# Communities	518	518		517	517
Avg. Period Occupancy	88.7%	89.0%	-0.3%	89.4%	90.3%	-0.9%
Avg. Mo. Revenue/unit	$3,966	$3,767	5.3%	$3,870	$3,679	5.2%

Excluding the $7.0 million of charges relating to integration-related accounting items in the fourth quarter of 2007, the same community data is as follows:

	Three Months Ended June 30,			Twelve Months Ended June 30,
	2009	2008	% Change	2009(1)	2008	% Change
Revenue	$473,600	$451,736	4.8%	$1,863,235	$1,789,578	4.1%
Operating Expense	299,368	292,231	2.4%	1,213,629	1,151,067	5.4%
Facility Operating Income	$174,232	$159,505	9.2%	$649,606	$638,511	1.7%
Facility Operating Margin	36.8%	35.3%	1.5%	34.9%	35.7%	-0.8%

(1) Excludes $1.2 million of expenses related to hurricane and named-tropical storms for the twelve months ended June 30, 2009.

(2)  Includes $7.0 million of charges to facility operating expenses in the quarter ended December 31, 2007 which related to the Company's desire to conform its policies across all of its platforms including $5.9 million of estimated uncollectible accounts and $1.1 million of accounting conformity adjustments pertaining to expensing inventory and certain accrual policies.

Schedule of Capital Expenditures
($ in 000s)

	Three Months Ended June 30,
	2009	2008
Type
Recurring	$4,559	$7,495
Reimbursements	(671)	(881)
Net Recurring	3,888	6,614
Corporate (1)	(598)	3,425
EBITDA-enhancing (2)	2,664	11,089

Development (3)	22,818	19,446
Reimbursements (4)	(25,756)	(5,208)
Net Development	(2,938)	14,238
Net Total Capital Expenditures	$3,016	$35,366

(1) Corporate primarily includes capital expenditures for information technology systems and equipment
(2) EBITDA-enhancing capital expenditures generally represent unusual or non-recurring capital items and/or major renovations
(3) Development capital expenditures primarily relate to the facilty expansion and de novo development program
(4) Development reimbursements are typically received after expenditures are actually made. Only includes cash reimbursements received during the period

Information on Ancillary Services

	Three Months Ended June 30,
	2009	2008
Brookdale Units Served:
Therapy
Legacy ARC	12,588	12,536
Total	35,397	30,492

Home Health
Legacy ARC	8,803	4,637
Total	17,126	7,227

Avg. Mo. NOI/Occupied Unit
Legacy ARC	$278	$198
Total	$200	$138

Brookdale Senior Living Inc.
Capital Structure - selected financial information
As of June 30, 2009
($ in 000s)

Debt Maturities and Scheduled Principal Repayments

	Initial Maturities
	Mortgage	weighted	Line of	weighted	Mort. Debt	weighted	Capital	weighted	Total
	Debt (1)	rate (2)	Credit	rate (2)	& Line	rate (2)	Leases	rate (2)	Debt

2009	2,212	7.14%	-		2,212	7.14%	8,891	8.31%	11,103
2010	137,195	2.35%	-		137,195	2.35%	20,669	8.34%	157,864
2011	323,458	6.76%	-		323,458	6.76%	23,624	8.35%	347,082
2012	880,052	3.52%	-		880,052	3.52%	24,479	8.41%	904,531
2013	505,741	4.93%	-		505,741	4.93%	25,596	8.46%	531,337
Thereafter	270,530	4.66%	-		270,530	4.66%	224,593	9.00%	495,123
Total	2,119,188	4.42%	-		2,119,188	4.42%	327,852	8.81%	2,447,040

	Final Maturities (3)
	Mortgage	weighted	Line of	weighted	Mort. Debt	weighted	Capital	weighted	Total
	Debt (1)	rate (2)	Credit	rate (2)	& Line	rate (2)	Leases	rate (2)	Debt

2009	2,212	7.14%	-		2,212	7.14%	8,891	8.31%	11,103
2010	6,195	6.77%	-		6,195	6.77%	20,669	8.34%	26,864
2011	295,718	4.00%	-		295,718	4.00%	23,624	8.35%	319,342
2012	878,584	3.52%	-		878,584	3.52%	24,479	8.41%	903,063
2013	539,131	5.75%	-		539,131	5.75%	25,596	8.46%	564,727
Thereafter	397,348	4.90%	-		397,348	4.90%	224,593	9.00%	621,941
Total	2,119,188	4.42%	-		2,119,188	4.42%	327,852	8.81%	2,447,040

Coverage Ratios

	Six months ended June 30, 2009
				Interest/Cash Lease
	Units	FOI	Adj. FOI **	Payments	Coverage
Owned Communities	18,534	138,144	111,958	51,795	2.2	x
Leased Communities *	29,001	222,846	182,610	144,542	1.3	x

* The leased communities include the capital leases.
** Adjusted for 5% management fee and capital expenditures @ $350/unit.

Debt Amortization

	Six months ended June 30,
	2008	2009
Scheduled Debt Amortization	783	1,897
Lease Financing Debt Amortization - FMV or no Purchase Option (4)	3,287	3,578
Lease Financing Debt Amortization - Bargain Purchase Option	4,732	5,258
Total Debt Amortization	8,802	10,733

Line Availability

($000s)	Dec-08	Mar-09	Jun-09

Revolver Balance	159,453	155,000	-
Letters of Credit Outstanding (7)	107,261	20,759	23,562
Ending Line Balance	266,714	175,759	23,562

Cash and cash equivalents	53,973	52,507	95,611

Total Line Capacity		220,000	75,000
Total Liquidity (Line Availability + Cash)		96,748	147,049

Leverage Ratios

		Annualized
	Balance	Leverage
Mortgage Debt (1)	2,119,188
Capital Leases	327,852
Total Property-Level Debt	2,447,040	6.9	x

Plus: Line of Credit (cash borrowings)	-
Less: Unrestricted Cash	(78,122)
Less: Unrestricted Investments (8)	(17,489)
Less: Cash held as collateral against existing debt	(30,003)
Total Debt	2,321,426	6.5	x

2009 YTD annualized Adjusted EBITDA	355,964

Annualized Cash Lease Expense multiplied by 8	2,312,672
Total Adjusted Debt	4,634,098	7.2	x

2009 YTD annualized Adjusted EBITDAR	645,048

Debt Structure

		weighted
	Balance	rate (2)
Fixed Rate Mortgage Debt (1)	951,604	6.06%
Variable Rate Mortgage Debt (1)	1,167,584	3.09%
Capital Leases	327,852	8.81%
Line of Credit (cash borrowings)	-
Total Debt	2,447,040

	Balance	% of total
Variable Rate debt with Interest Rate Swaps (5)	351,840	30.1%
Variable Rate debt with Interest Rate Caps (1), (6)	734,621	62.9%
Variable Rate debt - Unhedged	81,123	7.0%
Total Variable Rate Mortgage Debt	1,167,584	100.0%

(1) Also includes both bond and construction financing.
(2) Pertaining to variable rate debt, reflects a) market rates for stated reporting period and b) applicable swap rates / cap rates for hedged debt.
(3) Assumes extension options are exercised. These options are mainly at the company's sole discretion.
(4) Payments are included in CFFO.
(5) Weighted swap rate for stated reporting period is 3.74%.
(6) Weighted cap rate for stated reporting period of 5.97% is materially above current market rates, therefore caps have no impact on consolidated interest expense for given period.
(7) December includes $32.2 million of duplicative letters of credit that were returned during the first quarter of 2009.
(8) Represents unrestricted cash that is currently used as collateral for letters of credit for pricing purposes.

Brookdale Senior Living Inc.
CFFO Reconciliation
As of June 30, 2009
($ in 000s)

CFFO Calculation

	Three Months Ended June 30,
	2009	2008

Net cash provided by operating activities (includes non-refundable entrance fees)	$ 44,315	$ 36,095
Less: Changes in operating assets and liabilities (eliminates cash flow effect)	16,150	6,546
Add: Refundable entrance fees received	4,098	7,420
Less: Entrance fee refunds disbursed	(6,357)	(4,843)
Less: Recurring capital expenditures, net	(3,888)	(6,614)
Less: Lease financing debt amortization with fair market value or no purchase options	(1,798)	(1,662)
Add: Reimbursement of operating expenses and other	-	(269)
Cash From Facility Operations	$ 52,520	$ 36,673

Revenue Reconciliation

	FY 2008					FY 2009
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2
Revenue reconciliation excl. entrance fee amortization
Average monthly revenue per quarter	3,759	3,791	3,786	3,830	3,791	3,961	3,990
Average monthly units (excluding equity homes) available	46,520	46,566	46,725	46,576	46,603	46,595	46,654
Average occupancy for the quarter	90.0%	88.9%	89.7%	89.7%	89.6%	88.7%	88.5%
Resident fee revenue	$ 472,144	$ 470,808	$ 476,043	$ 480,040	$ 1,899,035	$ 491,119	$ 494,227

Add: management fee revenue	1,813	2,264	1,527	1,390	6,994	1,717	1,298
Total revenues excluding entrance fee amortization	$ 473,957	$ 473,072	$ 477,570	$ 481,430	$ 1,906,029	$ 492,836	$ 495,525

CFFO Reconciliation to the Income Statement

Resident fee revenue	$ 480,648	$ 478,201	$ 482,277	$ 486,928	$ 1,928,054	$ 497,946	$ 500,757
Less: Entrance fee amortization	(6,691)	(5,129)	(4,707)	(5,498)	(22,025)	(5,110)	(5,232)
Adjusted revenues	473,957	473,072	477,570	481,430	1,906,029	492,836	495,525

Less: Facility operating expenses	(305,059)	(306,526)	(326,214)	(323,782)	(1,261,581)	(318,112)	(316,586)

Less: G&A excluding non-cash stock expense	(36,388)	(40,297)	(32,948)	(31,286)	(140,919)	(33,707)	(31,721)
Add: G&A non-cash stock expense	8,010	8,621	6,737	5,569	28,937	6,809	6,871
Net G&A	(28,378)	(31,676)	(26,211)	(25,717)	(111,982)	(26,898)	(24,850)

Less: Facility lease expense	(67,812)	(67,199)	(67,017)	(67,441)	(269,469)	(67,741)	(68,434)
Add: Straight-line lease expense	5,751	5,215	4,709	4,910	20,585	4,248	4,032
Less: Amortization of deferred gain	(1,085)	(1,086)	(1,086)	(1,085)	(4,342)	(1,086)	(1,085)
Net lease expense	(63,146)	(63,070)	(63,394)	(63,616)	(253,226)	(64,579)	(65,487)

Entrance fee receipts	6,272	12,597	11,526	12,077	42,472	8,510	9,816
Entrance fee disbursements	(3,632)	(4,843)	(5,856)	(4,819)	(19,150)	(5,836)	(6,357)
Net entrance fees	2,640	7,754	5,670	7,258	23,322	2,674	3,459

Adjusted EBITDA	80,014	79,554	67,421	75,573	302,562	85,921	92,061

Less: Recurring capital expenditures, net	(6,037)	(6,614)	(6,965)	(7,696)	(27,312)	(2,655)	(3,888)
Less: Interest expense, net	(34,245)	(34,264)	(36,216)	(35,046)	(139,771)	(32,001)	(33,122)
Less: Lease financing debt amortization with fair market value or no purchase options	(1,625)	(1,662)	(1,688)	(1,716)	(6,691)	(1,780)	(1,798)
Less: Other	478	(341)	(96)	1,315	1,356	706	(733)

Reported CFFO	$ 38,585	$ 36,673	$ 22,456	$ 32,430	$ 130,144	$ 50,191	$ 52,520

Add: hurricane costs	-	-	3,613	1,187	4,800	-	-
Add: non-recurring, integration and system costs	2,880	10,447	3,902	2,282	19,511	-	-
Adjusted CFFO	$ 41,465	$ 47,120	$ 29,971	$ 35,899	$ 154,455	$ 50,191	$ 52,520

CFFO Per Share ($)

($ except where indicated)	FY 2008					FY 2009	FY 2009
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2
Reported CFFO	$ 0.38	$ 0.36	$ 0.22	$ 0.32	$ 1.28	$ 0.49	$ 0.50
Add: hurricane costs	-	-	0.04	0.01	0.05	-	-
Add: non-recurring, integration and system costs	0.03	0.10	0.04	0.02	0.19	-	-
Adjusted CFFO	$ 0.41	$ 0.46	$ 0.30	$ 0.35	$ 1.52	$ 0.49	$ 0.50

Shares used in calculation of CFFO (000's)	101,995	101,856	101,398	101,424	101,667	101,738	106,042

Note:  CFFO is a measurement of liquidity that is not calculated in accordance with GAAP and should not be considered in isolation as a substitute for any GAAP financial measure. CFFO is not a measure of financial performance under GAAP.  We strongly urge you to review the reconciliation of CFFO to GAAP net cash provided by operating activities, along with our condensed consolidated financial statements, included in the accompanying earnings release.

Brookdale Senior Living Inc.
Quarterly Entry Fee Information
As of June 30, 2009

	Q1 07	Q2 07	Q3 07	Q4 07	Q1 08	Q2 08	Q3 08	Q4 08	Q1 09	Q2 09
Ending # EF Vacant Units	372	406	379	429	434	416	448	447	475	474
# Closings	51	60	70	60	40	78	67	65	48	62
# of Refunds	88	65	75	83	47	69	95	67	69	86

Cash Basis ($000's)
Resale Receipts:
Proceeds from non-refundable entrance fees (1)	3,916	4,726	5,673	5,015	2,780	5,177	7,253	7,391	4,872	5,718
Proceeds from refundable entrance fees (2)	4,258	4,064	8,696	8,901	3,492	7,420	4,273	4,686	3,638	4,098
Total Cash Proceeds	8,174	8,790	14,369	13,916	6,272	12,597	11,526	12,077	8,510	9,816
Refunds of entrance fees (3)	(6,315)	(4,089)	(5,084)	(4,069)	(3,632)	(4,843)	(5,856)	(4,819)	(5,836)	(6,357)
Net Resale Cash Flow	1,859	4,701	9,285	9,847	2,640	7,754	5,670	7,258	2,674	3,459

Average Resale $ (excluding My Choice proceeds)	160,275	143,300	153,486	153,033	145,850	151,244	163,134	178,969	165,042	158,065
Average Refund $	(71,761)	(62,908)	(67,787)	(49,024)	(74,723)	(67,754)	(61,642)	(71,925)	(84,580)	(69,027)

Notes:
(1) From Statement of Cash Flows (Operating Activities section) with line description: Proceeds from deferred entrance fee revenue
(2) From Statement of Cash Flows (Financing Activities section) with line description: Proceeds from refundable entrance fees (which includes My Choice proceeds)
(3) From Statement of Cash Flows (Financing Activities section) with line description: Refunds of entrance fees

Value of Unsold Inventory ($ in 000's)
Gross Value @ Average Resale Price of $170,000										80,580
Refund Attachments										(7,453)
Net Cash Value										73,127

Income Statement Impact ($ in 000's)
On BKD's income statement, in accordance with GAAP, non-refundable entrance fees are amortized into revenue based on the unamortized balance per contract divided by the actuarial life of the resident.
The following are the non-cash amortized non-refundable entrance fees for each quarter:

	Q1 07	Q2 07	Q3 07	Q4 07	Q1 08	Q2 08	Q3 08	Q4 08	Q1 09	Q2 09
Amortization of entrance fees (incl. gains on terminations)	(4,259)	(4,641)	(5,322)	(5,019)	(6,691)	(5,129)	(4,707)	(5,498)	(5,110)	(5,232)

Principles of Entry Fee Accounting
Certain of BKD's communities have residency agreements which require the resident to pay an upfront fee prior to occupying the community and in return for a reduced monthly service fee and certain healthcare benefits.  BKD has a number of options for residents that give a choice of the amount of refundability of the upfront fee, the amount of entry fee for the unit and the amount of health care benefit in the community’s various levels of care.  The non-refundable portion of the entrance fee is recorded as deferred revenue and amortized over the estimated stay of the resident based on an actuarial valuation.  The refundable portion of a resident’s entrance fee is generally refundable within a certain time period following contract termination or in certain agreements, upon the resale of a comparable unit or 12 months after the resident vacates the unit and is not amortized.

Brookdale Senior Living Inc.
Quarterly Entry Fee Information
As of June 30, 2009

American Retirement Corporation ("ARC"), acquired in 2006, was active in the entrance fee CCRC business for many years and operated seven such communities.  Prior to the ARC acquisition, BKD acquired three entrance fee CCRC's from a non-profit, the National Benevolent Association, which were in bankruptcy.  BKD has been repositioning those communities by upgrading/renovating, expanding the campus or levels of care offered and changing the form of contract to include such items as life care and health benefits.

Quarterly Entrance Fee Amortization
($ in 000's)
	Q1 08	Q2 08	Q3 08	Q4 08	Q1 09	Q2 09
Original ARC Communities

Occupancy	91%	89%	88%	89%	88%	87%
Ending # EF Vacant Units	181	222	249	243	271	259
# EF Closings	29	46	52	48	29	33
# of EF Refunds	27	44	58	45	41	70

EF Resale Receipts	4,906	8,729	9,699	8,739	5,344	5,579
EF Refunds Paid	(1,823)	(2,795)	(4,320)	(3,644)	(3,855)	(5,190)
Net Resale Cash Flow	3,083	5,934	5,379	5,095	1,489	389

Average EF Resale $ (excluding My Choice proceeds)	$154	$177	$175	$175	$166	$169
Average EF Refund $ (excluding My Choice refunds)	$(63)	$(62)	$(74)	$(81)	$(94)	$(71)

Total NBA Communities

Occupancy	76%	75%	75%	76%	76%	76%
Ending # EF Vacant Units	207	194	199	204	204	215
# EF Closings	11	32	15	17	19	29
# of EF Refunds (1)	20	25	37	22	28	16

EF Resale Receipts	1,366	3,868	1,827	3,338	3,166	4,237
EF Refunds Paid (1)	(1,809)	(2,048)	(1,536)	(1,175)	(1,981)	(1,167)
Net Resale Cash Flow	(443)	1,820	291	2,163	1,185	3,070

Average EF Resale $ (excluding My Choice proceeds)	$124	$114	$122	$189	$163	$146
Average EF Refund $ (excluding My Choice refunds)	$(90)	$(77)	$(42)	$(53)	$(71)	$(86)

Total Consolidated EF Communities

Occupancy	87%	86%	85%	85%	85%	84%
Ending # EF Vacant Units	388	416	448	447	475	474
# EF Closings	40	78	67	65	48	62
# of EF Refunds	47	69	95	67	69	86

EF Resale Receipts	6,272	12,597	11,526	12,077	8,510	9,816
EF Refunds Paid	(3,632)	(4,843)	(5,856)	(4,819)	(5,836)	(6,357)
Net Resale Cash Flow	2,640	7,754	5,670	7,258	2,674	3,459

Average EF Resale $ (excluding My Choice proceeds)	$146	$151	$163	$179	$165	$158
Average EF Refund $ (excluding My Choice refunds)	$(75)	$(68)	$(62)	$(72)	$(85)	$(69)

(1) Includes certain refunds accelerated for repositioning of the community

Brookdale Senior Living Inc.
Quarterly Cash Flow Statements
As of June 30, 2009
($ in 000s)

Cash Flow Statements

	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Full Year	Q1 2009	Q2 2009	YTD 2009
Cash Flows from Operating Activities
Net loss	$(55,093)	$(3,485)	$(35,877)	$(278,786)	$(373,241)	$(13,636)	$(10,530)	$(24,166)
Adjustments to reconcile net loss to net cash provided by operating activities:					-
Non-cash portion of loss on extinguishment of debt	2,821	231	-	-	3,052	-	1,740	1,740
Depreciation and amortization	73,497	71,255	70,070	71,087	285,909	69,675	70,652	140,327
Goodwill and asset impairment	-	-	-	220,026	220,026	-	-	-
Gain on sale of assets	-	-	-	(2,131)	(2,131)	(4,455)	103	(4,352)
Equity in (earnings) loss of unconsolidated ventures	173	935	(358)	111	861	(595)	(581)	(1,176)
Distributions received from JVs	190	1,182	546	1,834	3,752	11	-	11
Amortization of deferred gain	(1,085)	(1,086)	(1,086)	(1,085)	(4,342)	(1,086)	(1,085)	(2,171)
Amortization of entrance fees	(6,691)	(5,129)	(4,707)	(5,498)	(22,025)	(5,110)	(5,232)	(10,342)
Proceeds from deferred entrance fee revenue	2,780	5,177	7,253	7,391	22,601	4,872	5,718	10,590
Deferred income tax benefit	(30,662)	(3,532)	(23,049)	(32,255)	(89,498)	(8,194)	(3,323)	(11,517)
Change in deferred lease liability	5,751	5,215	4,709	4,910	20,585	4,248	4,032	8,280
Change in fair value of derivatives and amortization	45,633	(36,743)	8,454	50,802	68,146	4,285	(7,900)	(3,615)
Non-cash stock-based compensation	8,010	8,621	6,737	5,569	28,937	6,809	6,871	13,680
Changes in operating assets and liabilities:
Accounts receivable, net	(6,392)	(2,067)	(9,706)	(6,985)	(25,150)	(3,118)	79	(3,039)
Prepaid expenses and other assets, net	2,515	12,164	(9,037)	(18,306)	(12,664)	(4,602)	(4,623)	(9,225)
Accounts payable and accrued expenses	(5,083)	(11,080)	19,214	12,377	15,428	4,966	6,847	11,813
Deferred revenue	3,081	(5,747)	(726)	1,206	(2,186)	15,057	(6,747)	8,310
Tenant refundable fees and security deposits	1,184	184	(1,807)	(854)	(1,293)	(370)	(11,706)	(12,076)
Net cash provided by operating activities	40,629	36,095	30,630	29,413	136,767	68,757	44,315	113,072
Cash Flows from Investing Activities
Decrease in lease security deposits and lease acquisition deposits, net	1,763	109	544	1,065	3,481	1,480	-	1,480
(Increase) decrease in cash and escrow deposits — restricted	(20,663)	16,830	(3,962)	(13,965)	(21,760)	(57,897)	4,030	(53,867)
Additions to property, plant, and equipment and leasehold intangibles,net of related payables	(46,213)	(41,455)	(46,511)	(54,849)	(189,028)	(33,491)	(29,443)	(62,934)
Acquisition of assets, net of related payables and cash received	(745)	(462)	(3,898)	(1,626)	(6,731)	-	(190)	(190)
Payment on (issuance of) notes receivable, net	10,112	29,549	-	(299)	39,362	(36)	(759)	(795)
Investment in unconsolidated ventures	(356)	(137)	(670)	(1,616)	(2,779)	(1,106)		(1,106)
Distributions received from unconsolidated ventures	-	154	146	3,616	3,916	525	265	790
Proceeds from sale of business	-	-	-	2,935	2,935	9,166	210	9,376
Proceeds from sale of unconsolidated venture	-	-	4,165	-	4,165	8,843	(12)	8,831
Net cash (used in) provided by investing activities	(56,102)	4,588	(50,186)	(64,739)	(166,439)	(72,516)	(25,899)	(98,415)
Cash Flows from Financing Activities
Proceeds from debt	288,479	155,868	23,422	43,575	511,344	26,521	23,998	50,519
Repayment of debt and capital lease obligations	(181,327)	(42,865)	(5,018)	(26,279)	(255,489)	(10,403)	(5,330)	(15,733)
Proceeds from line of credit	125,000	45,000	94,757	74,696	339,453	60,446	-	60,446
Repayment of line of credit	(120,000)	(198,000)	(60,000)	-	(378,000)	(64,899)	(155,000)	(219,899)
Payment of dividends	(51,897)	(25,955)	(25,844)	(25,759)	(129,455)	-	-	-
Purchase of treasury stock	-	(20,020)	(9,167)	-	(29,187)	-	-	-
Payment of financing costs, net of related payables	(853)	(12,571)	(296)	(572)	(14,292)	(6,895)	(432)	(7,327)
Other	(403)	(400)	(1,075)	(1,096)	(2,974)	(279)	(197)	(476)
Refundable entrance fees:					-
Proceeds from refundable entrance fees	3,492	7,420	4,273	4,686	19,871	3,638	4,098	7,736
Refunds of entrance fees	(3,632)	(4,843)	(5,856)	(4,819)	(19,150)	(5,836)	(6,357)	(12,193)
Recouponing and payment of swap termination	(23,942)	(3,180)	-	(31,018)	(58,140)	-	-	-
Proceeds from public equity offering, net	-	-	-	-	-	-	163,908	163,908
Cash portion of loss on extinguishment of debt	(812)	(231)	(197)	-	(1,240)	-	-	-
Net cash (used in) provided by financing activities	34,105	(99,777)	14,999	33,414	(17,259)	2,293	24,688	26,981
Net increase (decrease) in cash and cash equivalents	18,632	(59,094)	(4,557)	(1,912)	(46,931)	(1,466)	43,104	41,638
Cash and cash equivalents at beginning of period	100,904	119,536	60,442	55,885	100,904	53,973	52,507	53,973
Cash and cash equivalents at end of period	$119,536	$60,442	$55,885	$53,973	$53,973	$52,507	$95,611	$95,611